SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ASHLAND INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)
Title of each class of securities to which transaction applies: N/A

(2)
Aggregate number of securities to which transaction applies: N/A

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)
Proposed maximum aggregate value of transaction: N/A

(5)
Total fee paid: N/A

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Ashland Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on January 21, 2025 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at web.viewproxy.com/ash/2025 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before January 14, 2025 to facilitate timely delivery. Important information regarding the Internet availability of the company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO VIRTUALLY ATTEND THE ANNUAL MEETING. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to web.viewproxy.com/ash/2025. Have your 11-digit Virtual Control Number (located below) available when you access the website and follow the instructions. Call 1-877-777-2857 TOLL FREE By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions, or other inquiries should be included with your e-mail requesting material. You must use the 11-digit Virtual Control Number located in the box below. VIRTUAL CONTROL NUMBER

Ashland Inc. PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you for review at: web.viewproxy.com/ash/2025 Proxy Statement and 2024 Annual Report ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Virtual Control Number to vote by Internet or request a paper copy of the proxy materials. You may vote your proxy when you view the material on the Internet. You will be asked to follow the prompts to vote your shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto web.viewproxy.com/ash/2025 or By e-mail at: requests@viewproxy.com Please include the company name and your Virtual Control Number in the e-mail subject line.